March 31, 2008

Below is a transcript of a 30 second television advertisement.  The Section I contains the language spoken during the advertisement.  The Section II contains the language shown as text on the screen over the image of the speaker, during the ad.

SECTION I:

Hi, I am Gabriel Wisdom from the San Diego offices of American Money Management.  The old Wall Street term to describe stocks and bonds that have gone on sale is fallen angels.  We created the Fallen Angels Income Fund to make money for bargain hunters.  If you’re interested in high monthly income, and growth, our Fallen Angels Income Fund could help you.  No loads, no sales charges.  Call us now, and receive a prospectus and investor package.  Start making some money from the bargains.

SECTION II:

Gabriel Wisdom

American Money Management

(888) 999-1395

FallenAngelsFunds.com

Before investing, consider the fund’s investment objectives, risks and expenses.

Contact us for a prospectus containing this information.  Read it carefully.